MML SERIES INVESTMENT FUND
MML Fundamental Equity Fund
Supplement dated December 2, 2022 to the
Prospectus dated May 1, 2022 and the
Summary Prospectus dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The information for Paul Larson found under the heading Portfolio Manager(s) in the section titled Management (page 28 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 118 of the Prospectus, is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-22-05
FG-22-01